UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RALPH LAUREN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! RALPH LAUREN CORPORATION 2022 Annual Meeting Vote by August 3, 2022 11:59 PM ET RALPH LAUREN CORPORATION 650 MADISON AVENUE NEW YORK, NY 10022 D88452-P73286 You invested in RALPH LAUREN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 4, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and August 4, 2022 9:30 a.m. (Eastern Time) vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/RL2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of three (3) Class A Directors Nominees as Class A Directors: 01) Michael A. George For 02) Linda Findley 03) Hubert Joly 2. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal For year ending April 1, 2023. 3. Approval, on an advisory basis, of the compensation of our named executive officers and our compensation philosophy, For policies and practices as described in the accompanying Proxy Statement. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D88453-P73286

Your Vote Counts! RALPH LAUREN CORPORATION 2022 Annual Meeting Vote by August 3, 2022 11:59 PM ET RALPH LAUREN CORPORATION 650 MADISON AVENUE NEW YORK, NY 10022 D88454-P73286 You invested in RALPH LAUREN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 4, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and August 4, 2022 9:30 a.m. (Eastern Time) vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/RL2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of nine (9) Class B Directors Nominees as Class B Directors: 01) Ralph Lauren 04) Angela Ahrendts 07) Debra Cupp 02) Patrice Louvet 05) John R. Alchin 08) Valerie Jarrett For 03) David Lauren 06) Frank A. Bennack, Jr. 09) Darren Walker 2. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal For year ending April 1, 2023. 3. Approval, on an advisory basis, of the compensation of our named executive officers and our compensation philosophy, For policies and practices as described in the accompanying Proxy Statement. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D88455-P73286